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                                                                  Exhibit 10.198

                                                 Allstate Life Insurance Company
                                                     Loan Nos. 122498 and 122499

                               FIRST AMENDMENT TO
                          ESCROW AND LEASING AGREEMENT

       THIS FIRST AMENDMENT TO ESCROW AND LEASING AGREEMENT (the "Amendment") is entered into as of June 28, 2004, among INLAND WESTERN LAKEWOOD, L.L.C., a Delaware limited liability company ("Buyer"), ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation ("Lender") and CHICAGO TITLE INSURANCE COMPANY ("Escrow Agent").

                                    RECITALS

       A. Buyer and MBK NORTHWEST, LLC, a Washington limited liability company ("Seller") are parties to an AGREEMENT OF PURCHASE AND SALE dated as of May 12, 2004 (the "Purchase Agreement"), pursuant to which Buyer acquired the real and personal property commonly known as Lakewood Towne Center, SWC of Gravelly Lake Drive and 100th Street SW, Lakewood, Washington (the "Property").

       B. Seller, Buyer and Escrow Agent are parties to that certain ESCROW AND LEASING AGREEMENT dated as of June ___, 2004, as amended (the "Escrow Agreement").

       C. Pursuant to the Purchase Agreement and the Escrow Agreement, Seller deposited the sum of $3,260,503.73 (the "Escrow Deposit") in escrow with Escrow Agent, to be held and disbursed in accordance with the terms of the Escrow Agreement.

       D. Pursuant to a Commitment Letter from Lender to Borrower, Lender agreed to make a loan to Borrower in the principal sum of $51,260,000. The Loan is evidenced and secured by, INTER ALIA, (1) a Deed of Trust Note A of even date herewith ("Note A") from Borrower in the principal amount of $44,000,000, (2) a Deed of Trust Note B of even date herewith ("Note B" and together with Note A, the "Note") from Borrower in the principal amount of $7,260,000, (3) a Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing of even date herewith (the "Deed of Trust") from Borrower on the Property, and (4) the Related Agreements (as defined in the Deed of Trust, and, together with the Note and the Deed of Trust, the "Loan Documents").

       E. The Collateral in which a security interest has been granted by Buyer to Lender under the Deed of Trust includes all of Buyer's right, title and interest in and to the Escrow Deposit and the Escrow Agreement.

       F. Buyer, Escrow Agent and Lender are entering into this Amendment to acknowledge the security interest granted by Buyer to Lender and to specify circumstances under which Lender will accede to Buyer's right to receive and direct disbursement of the Escrow Deposit.

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                                   Agreements

       NOW THEREFORE, in order to induce Lender to enter into the Loan and to disburse the proceeds of the Loan, and in consideration of the matters described in the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. RECITALS; DEFINITIONS. The Recitals are incorporated herein by this reference. Initially capitalized terms used but not otherwise defined in this Amendment have the same meanings given them in the Escrow Agreement.

       2. DISBURSEMENT OF THE ESCROW DEPOSIT. The Escrow Deposit shall be disbursed subject to and in accordance with the Escrow Agreement; provided, however, that if Lender delivers to Escrow Agent a notice stating that an Event of Default (under or as defined in the Loan Documents) has occurred or an event has occurred which with notice the passage of time or both could result in an Event of Default, then (a) Escrow Agent shall distribute to or at the written direction of Lender any amounts that would otherwise be distributed to or at the direction of Borrower under the Escrow Agreement, and (b) no direction from Borrower shall thereafter be required to authorize or direct Escrow Agent to disburse any portion of the Escrow Deposit or take any action under or to amend, modify or supplement the Escrow Agreement, and to the extent the Escrow Agreement requires the direction of Borrower as a condition to any disbursement of or from the Escrow Deposit, then the direction of Lender shall thereafter be required in lieu of Borrower's direction.

       3. LIENABLE WORK. If any portion of the Escrow Deposit is to be paid to any party that would have lien rights against the Property, Escrow Agent shall, prior to making any such payment, comply with the following:

              (a) Escrow Agent shall have first received lien waivers, contractor's sworn statements and/or such other documents and certificates as may be required to evidence that all lien rights related to the work, item or service being paid for have been waived or released under applicable mechanic's, materialman's, broker's or other similar lien laws; and

              (b) Escrow Agent shall have first provided Lender with an endorsement (which shall be paid for by Borrower) to Lender's title policy insuring against any such lien.

       4. RIGHTS OF LENDER. Borrower and Escrow Agent hereby acknowledge that all of Borrower's, rights in, to and under the Escrow Agreement and the Escrow Deposit have been pledged to Lender as additional security for the Loan. Escrow Agent and Borrower shall deliver to Lender a copy of any notice or other communication it receives or gives in connection with the Escrow Agreement or Escrow Deposit.

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       5.     NOTICES. Notices to Lender under and in accordance with the Escrow
Agreement shall be addressed as follows:

              Allstate Life Insurance Company
              Allstate Plaza South, Suite G5C
              3075 Sanders Road
              Northbrook, Illinois 60062
              Attention:     Commercial Mortgage Division
                             Servicing Manager

       with a copy to:

              Allstate Life Insurance Company
              Allstate Plaza South, Suite G5A
              3075 Sanders Road
              Northbrook, Illinois 60062
              Attention:     Investment Law Division

or to such other address(es) or addressee(s) as Lender shall designate to the others in the manner provided herein for the service of notices.

       6. SUCCESSORS AND ASSIGNS. The Escrow Agreement, as amended, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       7. COUNTERPARTS AND FACSIMILE SIGNATURES. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Amendment may also be executed by way of facsimile signature and such signature shall be sufficient to bind the party so executing this Amendment.

       8. FULL FORCE AND EFFECT. The Escrow Agreement, as amended hereby, is and remains in full force and effect.

       9. NO DEFAULT; BALANCE OF ESCROW DEPOSIT. Buyer represents and warrants to Lender that it is not aware of any breach or default under the Escrow Agreement by any party thereto. Escrow Agent represents that as of the date hereof, the total amount of the Escrow Deposit is $___________.

       10. AMENDMENTS. The Escrow Agreement may not be modified except in a document executed by Seller and all the parties hereto, unless Lender has given Escrow Agent a notice described in Section 2 above, then the Escrow Agreement may be modified in a document executed only by Seller, Lender and Escrow Agent.

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       IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                             BUYER:

                             INLAND WESTERN LAKEWOOD, L.L.C.,
                             a Delaware limited liability company

                             By: INLAND WESTERN RETAIL REAL ESTATE
                                 TRUST, INC., a Maryland corporation,
                                 Its sole member

                                 By:  /s/ Debra A. Palmer
                                     --------------------------------------
                                 Its:    Asst Secretary
                                     --------------------------------------

                             LENDER:

                             ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation

                             By:
                                -------------------------------------------


                             By:
                                -------------------------------------------
                                   Its Authorized Signatories

                             CHICAGO TITLE INSURANCE COMPANY


                             By:
                                -------------------------------------------
                                   Its Authorized Signatory

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